EXHIBIT 10.20
                          SECONDARY SUBLEASE AGREEMENT

                                  AIRPARK UNIT

        This Secondary Sublease is made and entered into by and between the City of Big Spring, Texas, a municipal corporation, referred to in this Secondary Sublease as Secondary Sub-Lessor, and Ed Davenport, of McCulloch County, Texas, referred to in this Secondary Sublease as Secondary Sub-Lessee.
        In consideration of the mutual covenants and agreements set forth in this Secondary Sublease, and other good and valuable consideration, Secondary Sub-Lessor demises and leases to Secondary Sub-Lessee, and Secondary Sub-Lessee leases from Secondary Sub- Lessor, the real property situated on a 14.688 acre tract of land out of Sections 2 and 11, Block 33, T-1-S, T & P Ry. Co. Survey, Howard County, Texas, Big Spring Airport (formerly Webb Air Force Base), said tract being more particularly described by metes and bounds on Exhibit "A" attached hereto, and any and all improvements and personal property located on the premises or used in connection with the ongoing correctional facility operated thereon, said personal property more fully described on Exhibit "B" attached to this Secondary Sublease. These premises are referred to in this Secondary Sublease as "the premises" or "the leased premises."

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                                 ARTICLE I. TERM
                                  TERM OF LEASE
        The term of this Secondary Sublease shall begin upon execution and end on the 7th day of August, 2015, unless sooner terminated or extended as provided in this Secondary Sublease.
               Provided that Secondary Sub-Lessee is not in default beyond the expiration of any applicable cure periods, Secondary Sub-Lessee shall have the right and option to extend the term of this Secondary Sublease for three (3) successive periods of five (5) years, the first such extended term to commence on the day following the expiration of the initial term, and each additional extended term to commence on the day following the expiration of the immediately preceding extended term. Secondary Sub-Lessee shall exercise its option to extend the term by giving Secondary Sub-Lessor at least thirty (30)days' written notice prior to the expiration of the initial term, in the case of the first option to extend, or the extended term, in the case of successive options to extend. Each extended term shall be on the same terms, conditions and covenants that were in effect during the initial term or during the preceding extended term (as applicable).

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                                    HOLDOVER
               If Secondary Sub-Lessee holds over and continues in possession of the leased premises after expiration of the term of this Secondary Sublease or any extension of that term, other than as provided in the preceding paragraph, Secondary Sub-Lessee will be deemed to be occupying the premises on the basis of a month-to-month tenancy, subject to all of the terms and conditions of this Secondary Sublease.

                                ARTICLE II. RENT
                                   FIXED RENT
        During the term of this Secondary Sublease, Secondary Sub Lessee agrees to pay to Secondary Sub-Lessor the sum of SEVENTY-TWO THOUSAND DOLLARS ($72,000.00) per year payable in monthly installments of SIX THOUSAND AND 00/100 DOLLARS ($6,000.00) on or before the first day of each month, beginning the first day of June, 1996, as fixed rental for each succeeding month during such period. This fixed rent will increase on each fifth (5th) anniversary of this Secondary Sublease, by one percent (1%) for each point of increase in the Consumer Price Index based on the United States average published by the Bureau of Labor Statistics, U.S. Department of Labor, at the effective date of this Secondary Sublease. Such increase shall become effective immediately upon

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notice by Secondary Sub-Lessor of the adjusted fixed rent amount. Secondary
Sub-Lessee agrees to pay this fixed rent to Secondary Sub-Lessor at Secondary Sub-Lessor's office, located at 310 Nolan, Big Spring, Texas or at such other location or locations as Secondary Sub-Lessor shall from time to time designate by written notice to Secondary Sub-Lessee.
               If in any two consecutive 30-day billing cycles the average inmate population provided by the Federal Bureau of Prisons or other applicable governmental authority for the correctional facility operated on the leased premises is 60% or less of the maximum authorized capacity for the facility, fixed rent payable hereunder shall be reduced by 40% until the next 30-day billing cycle when the average inmate population is restored to a level of at least 60% of maximum authorized capacity. If in any two consecutive 30-day billing cycles the average inmate population provided by the Federal Bureau of Prisons or other applicable governmental authority for the correctional facility operated on the leased premises is 25% or less of the maximum authorized capacity for the facility, fixed rent payable hereunder shall be eliminated until the next 30-day billing cycle when the average inmate population is restored to a level of at least 25% of maximum authorized capacity. Notwithstanding the foregoing, the period of

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abatement under the two preceding sentences shall not exceed thirty-six (36)
months in the aggregate.

                          ARTICLE III. USE OF PREMISES
                                  PERMITTED USE
        Secondary Sub-Lessee may use the premises to operate and conduct a correctional or detention facility. Secondary Sub-Lessee may not use the premises for any other purpose without the written consent of Secondary Sub-Lessor.

                        WASTE, NUISANCE, OR ILLEGAL USES
        Secondary Sub-Lessee shall not use, or permit the use of, the premises in any manner that results in waste of the premises or constitutes a nuisance or violates any statute, ordinance, rule, or regulation applicable to the premises or for any illegal purpose.

                       ARTICLE IV. REPAIRS AND MAINTENANCE
                 REPAIRS AND MAINTENANCE BY SECONDARY SUB-LESSEE
        Secondary Sub-Lessee shall, throughout the term of this Secondary Sublease and any extensions of that term, at his own expense and risk, maintain the leased premises and all improvements on the leased premises in good order and condition, including but not limited to making all repairs and replacements necessary to keep the premises and improvements in such condition, normal wear and tear excepted, and to repair and replace all personal property

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described in Exhibit "B" as reasonably required to continue Secondary
Sub-Lessee's operations on the premises.

                              ARTICLE V. UTILITIES
                                 UTILITY CHARGES
        Secondary Sub-Lessee shall pay all utility charges, including but not limited to water, electricity, heat, gas, and telephone service, used in and about the leased premises during the term of this Secondary Sublease, all such charges to be paid by Secondary Sub-Lessee directly to the utility company or municipality furnishing the same, before the same shall become delinquent.

                                 GARBAGE REMOVAL
        Secondary Sub-Lessee shall pay for the removal of all garbage and rubbish from the leased premises during the term of the Secondary Sublease.

              ARTICLE VI. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS
                         CONSENT OF SECONDARY SUB-LESSOR
        Secondary Sub-Lessee shall have the right, at Secondary Sub- Lessee's sole cost and expense, any alterations, additions, or improvements to the leased premises. Secondary Sub-Lessee shall promptly notify Secondary Sub-Lessor of any such mandated alterations, additions or improvements. Secondary Sub-Lessee shall not make any alterations, additions or improvements to the leased

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premises without the prior written consent of Secondary Sub-Lessor, which consent shall not be unreasonably withheld or delayed. Secondary Sub-Lessee shall obtain all approvals required for any alterations, additions or improvements made by Secondary Sub-Lessee to the leased premises, including approvals of FAA as required by the Indenture between the United States of America and the City of Big Spring, Texas, dated October 6, 1978.

                        PROPERTY OF SECONDARY SUB-LESSOR
        All alterations, additions, or improvements made by Secondary Sub-Lessee and all personal property used in connection with the operation of the leased premises shall become the property of Secondary Sub-Lessor at the termination of this Secondary Sublease, and Secondary Sub-Lessee shall have no obligation to remove such alterations, additions, improvements or personal property unless they were made or installed in violation of the preceding paragraph.

                               ARTICLE VII. SIGNS
        Secondary Sub-Lessee shall have the right to erect signs on any portion of the leased premises, including, but not limited to, the exterior walls of the premises, subject to applicable laws, ordinances, and regulations. Secondary Sub-Lessee must remove all

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signs at the termination of this Secondary Sublease and repair any damage resulting from the erection or removal of the signs.

                          ARTICLE VIII. MECHANIC'S LIEN
        Secondary Sub-Lessee will not cause any mechanic's lien or liens to be placed upon the leased premises or improvements on the premises. If such a mechanic's lien is filed on the leased premises, Secondary Sub-Lessee will promptly pay the lien; provided that Secondary Sub-Lessee shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claimed lien if Secondary Sub-Lessee shall post the appropriate bond or give to Secondary Sub-Lessor such security as may be deemed reasonably satisfactory to Secondary Sub-Lessor to insure payment thereof (and to prevent any sale, foreclosure, or forfeiture of the leased premises by reason of non-payment thereof) and provided further, that on final determination of the lien or claim for lien, Secondary Sub-Lessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and the judgment satisfied.

                       ARTICLE IX. INSURANCE AND INDEMNITY
                               PROPERTY INSURANCE
        Secondary Sub-Lessee shall, at his own expense, during the term of this Secondary Sublease, keep all buildings and

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improvements on the leased premises and all personal property used in connection with the operation of the leased premises insured against loss or damage by fire or theft, with extended coverage to include direct loss by windstorm, hail, explosion, riot, or riot attending a strike, civil commotion, aircraft, vehicles, and smoke, in the aggregate amount of not less than 100% replacement value for the entire term this Secondary Sublease. Such policy or policies of insurance shall name Secondary Sub-Lessee and Secondary Sub- Lessor as loss payee.

                        LIABILITY INSURANCE AND INDEMNITY
        Secondary Sub-Lessee, at his own expense, shall provide and maintain in force during the term of this Secondary Sublease, primary and excess liability insurance coverage with limits in the amount of FIVE MILLION DOLLARS ($5,000,000.00), covering and naming both Secondary Sub-Lessor and Secondary Sub-Lessee as insureds, for any liability for property damage or personal injury arising as a result of Secondary Sub-Lessee's occupation of and operation on the leased premises. This insurance is to be carried by one or more insurance companies authorized to transact business in Texas and approved by Secondary Sub-Lessor.
        Secondary Sub-Lessee agrees to indemnify and hold Secondary Sub-Lessor harmless from and against all judgments, costs, damages

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and expenses which may accrue against, be charged to or recovered from Secondary
Sub-Lessor by reason or on account of damage to the property of, injury to or death of any person, arising from the use and/or occupancy of the leased premises by Secondary Sub-Lessee, Secondary Sub-Lessee's agents, employees, contractors and subcontractors, and/or from the use and/or occupancy by Secondary Sub-Lessee, Secondary Sub-Lessee's agents, employees, contractors, and subcontractors of any appurtenant facilities or property of Secondary
Sub-Lessor, and/or from the use and/or occupancy by Secondary Sub-Lessee, Secondary Sub-Lessee's agents, employees, contractors, and subcontractors of any facilities or property of Secondary Sub-Lessor, provided that Secondary Sub-Lessor shall give Secondary Sub-Lessee prompt and timely notice of any claim made or suit instituted which, in any way, affects Secondary Sub-Lessee or his insurer, and Secondary Sub-Lessee or his insurer shall have the right to compromise and defend the same to the extent of their own interest; provided, further, that any failure by Secondary Sub-Lessor to give Secondary Sub-Lessee the foregoing notice shall not affect the liability of Secondary Sub-Lessee or his insurer hereunder to Secondary Sub-Lessor if Secondary Sub-Lessee has received actual timely notice of said claim or suit. Any final judgment rendered against Secondary Sub-Lessor for any

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cause for which Secondary Sub-Lessee is liable hereunder shall be conclusive against Secondary Sub-Lessee as to liability and amount.

             INSURANCE CERTIFICATES AND NOTIFICATION OF CANCELLATION Secondary Sub-Lessee shall furnish Secondary Sub-Lessor with certificates of all insurance required by this Article. Secondary Sub-Lessee shall notify Secondary Sub-Lessor at least ten (10) days prior to any cancellation of any insurance policy required by this Lease.

                  ARTICLE X. DAMAGE OR DESTRUCTION OF PREMISES
                         NOTICE TO SECONDARY SUB-LESSOR
        If the leased premises, or any structures or improvements on the leased premises, should be damaged or destroyed by fire, tornado, or other casualty, Secondary Sub-Lessee shall give immediate written notice of the damage or destruction to Secondary Sub-Lessor, including a description of the damage and, as far as known to Secondary Sub-Lessee, the cause of the damage.

                             DESTRUCTION OF PREMISES
        If the structures or improvements on the leased premises should be totally or partially destroyed by fire, tornado, or other casualty, then the Secondary Sub-Lessee may elect either to repair or replace the same to the extent of the insurance proceeds available (in which case the rent payable hereunder shall be abated

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until such time as the Secondary Sub-Lessee can reasonably resume operation of his business, and the term hereof shall be extended for a period equal to the rent abatement period), or not to repair or replace the same and to terminate this Secondary Sublease, effective as of the date of written notification as provided in the preceding paragraph. In the event that Secondary Sub-Lessee elects to terminate this Secondary Sublease, all property insurance proceeds shall be allocated between Secondary Sub-Lessor and Secondary Sub-Lessee. The allocation shall be based upon a yearly proration over a 35 year period (e.g., if the casualty occurs in year three(3) of the lease term, Secondary Sub-Lessor shall receive 3/35 of the proceeds and Secondary Sub-Lessee shall receive 32/35 of the proceeds.

                      ARTICLE XI. DEFAULT, ESCAPE AND CURE
                         DEFAULT BY SECONDARY SUB-LESSEE
        If Secondary Sub-Lessee shall allow the rent to be in arrears more than twenty(20)days after written notice of such delinquency, or shall remain in default under any other condition of this Secondary Sublease for a period of thirty (30) days after written notice from Secondary Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Secondary Sub-Lessee shall not be deemed in default so long as Secondary Sub-Lessee has commenced to cure the default within said 30-day period and diligently prosecutes such cure to completion), Secondary Sub- Lessor may at its option, without further notice to Secondary Sub- Lessee, terminate this Secondary Sublease or, in the alternative, Secondary Sub-Lessor may, in addition to any other remedies provided by law, re-enter and take possession of the premises and remove all persons and property without being deemed guilty in any manner of trespass and relet the premises, or any part of the premises, for all or any part of the remainder of the Secondary Sublease term, to a party satisfactory to Secondary Sub-Lessor and at such monthly rental as Secondary Sub-Lessor may with reasonable diligence be able to secure.

                           SECONDARY SUB-LESSOR'S LIEN
        It is expressly agreed that, in the event of default by Secondary Sub-Lessee in the payment of rent or any other sum due from Secondary Sub-Lessee to Secondary Sub-Lessor under the terms of this Secondary Sublease, Secondary Sub-Lessor shall have a lien upon all fixtures, chattels, or other property of any description belonging to Secondary Sub-Lessee that are placed in, or become a part of, the leased premises as security for rent due and to become due for the remainder of the current Secondary Sublease term and any other sum due from Secondary Sub-Lessee to Secondary

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Sub-Lessor. This lien shall not be in lieu of, or in any way affect, the statutory landlord's lien given by law but shall be in addition to that lien, and Secondary Sub-Lessee grants to Secondary Sub-Lessor a security interest in all of Secondary Sub-Lessee's property placed in or on the leased premises for purposes of this contractual lien. This shall not prevent the sale by Secondary Sub-Lessee of any merchandise or property in the ordinary course of business free of such lien. In the event of default by Secondary Sub-Lessee, and in the event Secondary Sub-Lessor exercises the option to terminate the leasehold, re-enter, and relet the premises as provided in the preceding paragraph, then Secondary Sub-Lessor, after giving reasonable notice to Secondary Sub-Lessee of the intent to take possession and giving an opportunity for a hearing on the matter, may take possession of all of Secondary Sub-Lessee's property on the premises and sell it at public or private sale after giving Secondary Sub-Lessee reasonable notice of the time and place of any public sale or of the time after that any private sale is to be made, for cash or on credit, for such prices and terms as Secondary Sub-Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent

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due or to become due under this Secondary Sublease, with the balance, if any, to be paid to Secondary Sub-Lessee.

                         DEFAULT BY SECONDARY SUB-LESSOR
        If Secondary Sub-Lessor defaults in the performance of any term, covenant, or condition required to be performed by it under this agreement, and such default continues for more than thirty(30) days after written notice to Secondary Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Secondary Sub-Lessor shall not be deemed in default so long as Secondary Sub-Lessor has commenced to cure the default within said 30-day period and diligently prosecutes such cure to completion), Secondary Sub-Lessee may elect to do either one of the following:
        a. Secondary Sub-Lessee may remedy such default by any necessary action and, in connection with such remedy, may pay any reasonable expenses and employ counsel. All sums expended, or obligations incurred, by Secondary Sub-
               Lessee in connection with remedying Secondary Sub-
               Lessor's default shall be paid by Secondary Sub-Lessor to Secondary Sub-Lessee on demand and, on failure of such reimbursement, Secondary Sub-Lessee may, in addition to any other right or remedy that Secondary Sub-Lessee may

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               have, deduct these costs and expenses from rent subsequently becoming due under this Secondary Sublease.
        b.     Secondary Sub-Lessee may terminate this Secondary
               Sublease on giving at least sixty (60) days' written notice to Secondary Sub-Lessor of such intention. In the event Secondary Sub-Lessee elects this option, this Secondary Sublease will be terminated on the date designated in Secondary Sub-Lessee's notice, unless
               Secondary Sub-Lessor has cured the default prior to expiration of the sixty (60) day period.

                      ESCAPABILITY BY SECONDARY SUB-LESSEE
               In the event that Secondary Sub-Lessor exercises its right to cancel the Operating Agreement (hereinafter defined) as permitted under
Section 4 of the Operating Agreement, Secondary Sub-Lessee shall have the election, exercisable by written notice to Secondary Sub-Lessor, to terminate this Secondary Sublease.

                               CUMULATIVE REMEDIES
        All rights and remedies of Secondary Sub-Lessor and Secondary Sub-Lessee under this Article shall be cumulative, and none shall exclude any other right or remedy provided by law or by any other provision of this Secondary Sublease. All such rights and remedies

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may be exercised and enforced concurrently and whenever, and as often, as occasion for their exercise arises.

                                WAIVER OF BREACH
        A waiver by either Secondary Sub-Lessor or Secondary Sub-Lessee of a breach of this Secondary Sublease by the other party does not constitute a continuing waiver or a waiver of any subsequent breach of the Secondary Sublease.

                 ARTICLE XII. INSPECTION BY SECONDARY SUB-LESSOR
        Secondary Sub-Lessee shall permit Secondary Sub-Lessor and Secondary Sub-Lessor's agents, representatives, and employees to enter into and on the leased premises at all reasonable times, agreed to by Secondary Sub-Lessee in advance, for the purpose of inspection or any other purpose necessary to protect Secondary Sub-Lessor's interest in the leased premises or to perform Secondary Sub-Lessor's duties under this Secondary Sublease. Said inspections shall have prior approval by management of the facility, to enable management to provide all security precautions necessary.

                       ARTICLE XIII. ASSIGNMENT AND LEASE
                ASSIGNMENT AND SUBLETTING BY SECONDARY SUB-LESSEE
        Secondary Sub-Lessee shall have the right to assign, sublet or otherwise transfer its rights or obligations under this Secondary

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Sublease or assign, sublet or otherwise transfer any right or interest in this
Secondary Sublease or in the leased premises or the improvements or personal property located on the leased premises; provided, however, that Secondary Sub-Lessee must first have obtained the written consent of the Secondary Sub-Lessor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Secondary Sub-Lessee may, without Secondary Sub- Lessor's consent, secure financing or general credit lines, and as security therefor, Secondary Sub-Lessee shall have the right to grant a leasehold mortgage in this Secondary Sublease and enter into such other leasehold mortgage loan documents as may be requested by its lenders. Upon Secondary Sub-Lessee providing notice of such financing to Secondary Sub-Lessor, Secondary Sub- Lessor agrees that (i) except as otherwise provided in this Lease, there shall be no cancellation or surrender of this Secondary Sublease by joint action of Secondary Sub-Lessor and Secondary Sub- Lessee without the prior consent in writing of the holder of such leasehold mortgage, (ii) Secondary Sub-Lessor shall give the holder of such leasehold mortgage concurrent notice of any defaults by Secondary Sub-Lessee, and allow such holder the same period to remedy or cause to be remedied such defaults, but such holder shall have no obligation to cure the same, (iii) the holder of such

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leasehold mortgage may be added to the "loss payee" endorsement of any and all insurance policies carried by Secondary Sub-Lessee, and (iv) if the holder of such leasehold mortgage (or any affiliate of such holder) succeeds to the interest of Secondary Sub-Lessee, whether by foreclosure or otherwise, Secondary Sub-Lessor shall recognize such holder (or affiliate) as the secondary sub-lessee under this Secondary Sublease and continue to be bound by the terms hereof on the condition that such holder (or affiliate) shall cure all outstanding defaults of Secondary Sub-Lessee of which holder has been made aware by notice as provided herein and such holder attorns to Secondary Sub-Lessor.

                ASSIGNMENT AND SUBLETTING BY SECONDARY SUB-LESSOR
        Secondary Sub-Lessor may not assign, encumber or otherwise transfer its rights or obligations under this Secondary Sublease or any right or interest in this Secondary Sublease or in the leased premises or the improvements or personal property located on the leased premises, without the prior written consent of Secondary Sub-Lessee, which consent shall not be unreasonably withheld. Any assignment of this Secondary Sublease by Sub-Lessor must be concurrent with an assignment by Sub-Lessor of all of its interest under the Base Lease and the Amended Sublease (as hereinafter defined).

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                            ARTICLE XIV. CONDEMNATION
        If during the term of this Secondary Sublease or any extension thereof, all or any part of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, Secondary Sub-Lessee may terminate this Secondary Sublease by giving written notice to Secondary Sub-Lessor within thirty (30) days after possession of the condemned portion is taken by the entity exercising the power of condemnation. In the event that Secondary Sub-Lessee does not or fails to exercise its right to terminate this Secondary Sublease, Secondary Sub-Lessee shall to the extent of available condemnation proceeds restore and rebuild the building and other improvements situated on the leased premises to make them reasonably tenantable and suitable for the uses for which the premises are leased (in which case the rent payable hereunder shall be abated until such time as the Secondary Sub- Lessee can reasonably resume operation of its business, and the term hereof shall be extended for a period equal to the rent abatement period). Any excess proceeds shall be allocated between Secondary Sub-Lessor and Secondary Sub-Lessee in the same manner as provided in the last sentence of this paragraph. If after partial

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condemnation, this Secondary Sublease is not terminated, the fixed rent payable under Article II of this Secondary Sublease shall be adjusted equitably for the then remaining term of this Secondary Sublease. In the event that Secondary Sub-Lessee exercises its right to terminate this Secondary Sub-Lease, all condemnation proceeds shall be allocated between Secondary Sub-Lessor and Secondary Sub-Lessee. The allocation shall be based on a yearly proration over a 35 year period (e.g., if the condemnation occurs in year three (3) of the lease term, Secondary Sub-Lessor shall receive 3/35 of the proceeds and Secondary Sub-Lessee shall receive 32/35 of the proceeds).

                      CONDEMNATION BY SECONDARY SUB-LESSOR
        Secondary Sub-Lessor agrees that it will not condemn any portion of the leased premises during any term of this Secondary Sublease.

                           ARTICLE XVI. MISCELLANEOUS
                                PERSONAL PROPERTY
        All personal property located on the premises or used in connection with the ongoing correctional facility operated thereon shall become the property of Secondary Sub-Lessor at the expiration or earlier termination of this lease.

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                                      TAXES
        Although the parties believe that the leased premises are not subject to ad valorem taxation or property taxes, the parties have agreed that should the property be determined to be subject to ad valorem or property taxes, any and all ad valorem or property taxes on the leased premises or the improvements or personal property located thereon shall be the sole responsibility of Secondary Sub-Lessor, and shall be paid by Secondary Sub-Lessor; provided, however, that Secondary Sub-Lessee shall be responsible for ad valorem taxes with respect to all replacement personal property added to the leased premises by Secondary Sub-Lessee pursuant to Section 4 of this Secondary Sublease.

                              NOTICES AND ADDRESSES
        All notices required under this Secondary Sublease must be given by certified mail, return receipt requested, addressed to the proper party, at the following addresses:

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                      Secondary Sub-Lessor:
                                    City Manager
                                    City of Big Spring, Texas
                                    310 Nolan
                                    Big Spring, TX  79720

                      Secondary Sub-Lessee:
                                    Ed Davenport
                                    c/o Midtex Detentions, Inc.
                                    ATTENTION:  Johnny Rutherford
                                    610 Main, Suite A
                                    Big Spring, TX  79720

Either party may change the address to which notices are to be sent it by giving the other party notice of the new address in the manner provided in this section. Additionally, Secondary Sub-Lessor agrees to provide a copy of any notice to Secondary Sub-Lessee to any mortgagee of Secondary Sub-Lessee for which it has been provided an address and Secondary Sub-Lessor agrees that any such mortgagee shall be afforded the same rights to cure any default of Secondary Sub-Lessee as are available to Secondary Sub-Lessee under this Secondary Sublease.

                           PRIOR AGREEMENTS SUPERSEDED
        This agreement constitutes the sole and only Secondary Sublease of the parties relating to the leased premises and supersedes any prior understandings or written or oral agreements between the parties respecting this Secondary Sublease.

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                                    AMENDMENT
        No amendment, modification, or alteration of the terms of this agreement shall be binding unless it is in writing, dated subsequent to the date of this agreement, and duly executed by the parties to this agreement.

                         RIGHTS AND REMEDIES CUMULATIVE
        The rights and remedies provided by this Secondary Sublease are cumulative, and the use of any one right or remedy by either party shall not preclude or waive that party's right to use any or all other remedies. The rights and remedies provided in this Secondary Sublease are in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                            ATTORNEY'S FEES AND COSTS
        If, as a result of a breach of this agreement by either party, the other party employs an attorney or attorneys to enforce its/his rights under this Secondary Sublease, then the breaching or defaulting party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce the Secondary Sublease.

                                  FORCE MAJEURE
        Neither Secondary Sub-Lessor nor Secondary Sub-Lessee shall be required to perform any term, condition, or covenant in this

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Secondary Sublease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not within the control of Secondary Sub-Lessor or Secondary Sub-Lessee and which by the exercise of due diligence Secondary Sub-Lessor or Secondary Sub-Lessee is unable, wholly or in part, to prevent or overcome.

                                 TIME OF ESSENCE
        Time is of the essence of this agreement.

JOINDER OF SECONDARY SUB-LESSOR AS LESSOR UNDER THE BASE LEASE AND SUB-LESSEE
        UNDER THE AMENDED SUBLEASE

        The leased premises covered by this Secondary Sublease are also subject to the following existing lease agreements:
        1.     Industrial Park Lease Agreement dated the 7th day of
               August, 1990, between the City of Big Spring, Texas, as
               Lessor, and Ed Davenport, as Lessee, a copy of which is attached hereto as Exhibit "C";
        2. Industrial Park Lease Agreement Addendum dated the 26th day of November, 1990, between the City of Big Spring, Texas, as Lessor, and Ed Davenport, as Lessee, a copy of which is attached hereto as Exhibit "D" (the Industrial

               Park Lease Agreement and Industrial Park Lease Agreement Addendum are collectively called the "Base Lease"); and
        3. Amended Sublease Agreement, Airpark Unit, dated the 1st day of July, 1996, between Ed Davenport, as Sub-Lessor, and the City of Big Spring, Texas, as Sub-Lessee, a copy of which is attached hereto as Exhibit "E"(the "Amended Sublease").

        Secondary Sub-Lessor recognizes and agrees that certain conflicts or inconsistencies may exist between this Secondary Sublease and the Base Lease and between this Secondary Sublease and the Amended Sublease, including without limitation, variations in the manner in which insurance or condemnation proceeds shall be paid, variations in the notice and curative provisions and variations in the approvals required for alterations, additions or improvements to the leased premises. By its execution of this Secondary Sublease, Secondary Sub-Lessor (in its capacity as Lessor under the Base Lease and Sub-Lessee under the Amended Sublease) hereby consents to the terms of the Secondary Sublease and agrees that in the event of any such conflicts the Secondary Sublease shall control.

                                  CROSS-DEFAULT
               Concurrent with the execution of this Secondary Sublease, (i) Secondary Sub-Lessor and Secondary Sub-Lessee have entered the Amended Sublease,(ii)Secondary Sub-Lessee has assigned its interest in this Secondary Sublease, the Amended Sublease and the Base Lease to Cornell Corrections of Texas, Inc. (ACornell@) and (ii) Secondary Sub-Lessor and Cornell have entered into an Operating Agreement (the AOperating Agreement") wherein Secondary Sub-Lessor has engaged Cornell to operate the correctional facility located on the leased premises. Secondary Sub-Lessor and Secondary Sub-Lessee hereby agree that a default by Secondary Sub-Lessor under the Base Lease, the Amended Sublease or the Operating Agreement shall constitute a default by Secondary Sub-Lessor under this Secondary Sublease, and following notice and the expiration of any curative rights specified in the Operating Agreement, the Amended Sublease or the Base Lease, as the case may be, Secondary Sub-Lessee shall have the right to terminate this Secondary Sublease by delivering written notice of termination to Secondary Sub-Lessor.

        The undersigned Secondary Sub-Lessor and Secondary Sub-Lessee execute this agreement as of the 1st day of July, 1996, at Houston, Harris County, Texas.
                                    Secondary Sub-Lessor:

                                    CITY OF BIG SPRING, TEXAS


                                    BY:/s/ TIM BLACKSHEAR
                                       ------------------
                                           Tim Blackshear, Mayor
                                           City of Big Spring, Texas
                                           310 Nolan
                                           Big Spring, TX  79720
ATTEST:

/s/ TOM FERGUSON
- ----------------
    Tom Ferguson, City Secretary
                                            Secondary Sub-Lessee:

                                            /s/ ED DAVENPORT
                                            --------------------
                                                 Ed Davenport

THE STATE OF TEXAS    ss.
COUNTY OF HOWARD      ss.
        This instrument was acknowledged before me on the 9th day of July, 1996, by TIM BLACKSHEAR as Mayor of the CITY OF BIG SPRING, TEXAS.

                                        /s/ CHARLOTTE POE
                                        --------------------
                                        Notary Public, State of Texas

THE STATE OF TEXAS    ss.
COUNTY OF HARRIS      ss.
        This instrument was acknowledged before me on the 9th day of July, 1996, by ED DAVENPORT.

                                         /s/ CHARLOTTE POE
                                         --------------------
                                         Notary Public, State of Texas

                                   EXHIBIT "A"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee

[Legal description of leased premises]

                               DESCRIPTION OMITTED

                                   EXHIBIT "B"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee

               This Exhibit includes the personal property located at all three Big Spring Correctional Center ("BSCC") facilities -- Interstate, Airpark and Flightline. Only a portion of this personal property is located at the facility that is the subject of this lease agreement, but when taken in conjunction with the lease agreements on the two other BSCC facilities, represents all of the personal property used in connection with the BSCC.

                                  LIST OMITTED

                                   EXHIBIT "C"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee


[Industrial Park Lease Agreement dated 11/26/90]


                         INDUSTRIAL PARK LEASE AGREEMENT

STATE OF TEXAS               ss.
                                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HOWARD             ss.

        THAT this Agreement is made and entered into by and between the City of Big Spring, a municipal corporation of the State of Texas (hereinafter referred to as the "Lessor") and, Ed Davenport (hereinafter referred to as the "Lessee"),
WITNESSETH: For and in consideration of the mutual covenants in this Agreement contained, Lessor has leased, demised and rented unto Lessee the following described real property;

               (See Exhibit "A" attached hereto and hereby incorporated by reference.)

                                 ARTICLE 1. TERM
        This Agreement is to be for a term of fifty (50) years commencing on the 8TH day of AUGUST, 1990, and expiring on the 7TH day of AUGUST, 2040.

                                 ARTICLE 2. RENT
        Lessee shall pay to Lessor at Lessor's address hereinafter stated in the City of Big Spring, Howard County, Texas the sum of ONE HUNDRED DOLLARS ($100.00) representing the entire rental payment due from the date of execution of this Lease through the 31st day of December, 1990. Thereafter, Lessee shall pay Lessor, monthly in advance, the sum of ONE THOUSAND DOLLARS ($1,000.00) during the remaining term of this Lease. The first such monthly rental payment shall be due on or before the lst day of January, 1991. The parties agree that should the sublease agreement between the parties, covering the same property, simultaneously executed with this base lease, ever be terminated, or should Lessor herein escape from that sublease as provided therein, the monthly rental due hereunder shall reduce to ONE DOLLAR ($1.00) per month for the remaining term of this lease.

                               ARTICLE 3. DEPOSIT
        In addition to the initial rental payment called for in the preceding paragraph, Lessee shall deposit with Lessor the sum of ONE HUNDRED DOLLARS ($100.00) which deposit shall be retained by Lessor during the Lease term, and upon termination of the Lease, returned to Lessee less and except any moneys then due and owing to Lessor by Lessee under the terms of this Lease, including any costs of restoring the premises to the condition called for under the terms hereof, as well as any other indebtednesses caused or charges owing by Lessee to Lessor or to any third parties.

                              ARTICLE 4. UTILITIES
        Lessee shall pay all utility charges, including but not limited to water service, gas service, electrical service, sewer service, trash service, telephone service, and cable television service, resulting from Lessee's use of the demised premises.

                         ARTICLE 5. PEACEFUL POSSESSION
        Lessee may peacefully have, hold and enjoy the demised premises subject to the terms and conditions herein provided Lessee abides by the covenants, terms and conditions herein contained.


                             ARTICLE 6. MAINTENANCE
        Lessee agrees at his own cost and expense to maintain the Leased premises in good order and condition and upon termination of this Agreement to return said premises in good order and condition. Lessor shall be entitled from time to time to inspect the premises and to point out any deficiencies in Lessee, maintenance of same. Lessee agrees to promptly repair and restore said premises to remedy those deficiencies in a reasonable and prompt manner. Lessee acknowledges that its signing of this Lease constitutes a conclusive admission that Lessee has inspected the leased premises and has found them in good condition and repair. Lessee also agrees to maintain the leased premises in a safe, clean, well-kept and orderly condition. Further, Lessee shall, to Lessor's reasonable satisfaction, keep said premises free from refuse and tall grass or weeds.

                              ARTICLE 7. INSURANCE
        Lessee, at its own cost shall secure and maintain fire and extended coverage insurance upon all buildings and all leasehold improvements now or hereafter situated on the demised premises in an amount equal to the full insurable value of said buildings and improvements. Lessee, at its own expense, also shall secure and maintain in force during the term of this Lease liability and property damage insurance in the minimum amount of $300,000.00. All insurance policies shall contain loss payable endorsements in favor of the parties as their respective interests may appear hereunder. Lessee shall furnish Lessor certificate evidencing said insurance coverage within ten (10) days of the date of executing this Lease and said insurance coverage shall not be canceled or reduced without at least thirty (30) days prior written notice to Lessor. At least ten (10) days prior to the expiration of any such policy, the Lessee shall file with Lessor a certificate showing that such insurance coverage has been renewed. If such insurance coverage is canceled or reduced, Lessee shall within five (5) days after receipt of written notice from Lessor of such cancellation or reduction in coverage, file with Lessor a certificate showing that the required insurance has been reinstated or provided through another insurance company or companies approved in writing by Lessor.

                              ARTICLE 8. INDEMNITY
        Lessee agrees to indemnify and hold lessor harmless from and against all judgments, costs, damages and expenses which may accrue against, be charged to or recovered from Lessor by reason or on account of damage to the property of, injury to or death of any person, arising from the use and/or occupancy of the demised premises by Lessee, Lessee's agents, contractors and subcontractors, and/or from the use and/or occupancy by Lessee, Lessee's agents, contractors, and subcontractors of any appurtenant facilities or property of Lessor, and/or from the use and/or occupancy by Lessee, Lessee's agents, contractors, and subcontractors of any facilities or property of lessor, including but not limited to use of the railroad track and/or railroad siding of Lessor by Lessee, Lessee's agents, contractors and subcontractors in connection with shipments made to Lessee; provided that Lessor shall give Lessee prompt and timely notice of any claim made or suit instituted which, in any way, affects Lessee or its insurer, and Lessee or its insurer shall have the right to compromise and defend the same to the extent of their own interest; provided, further, that any failure by Lessor to give Lessee the foregoing notice shall not affect the liability of Lessee or its insurer hereunder to Lessor if Lessee has received actual timely notice of said claim or suit. Any final judgment rendered against Lessor for any cause for which Lessee is liable hereunder shall be conclusive against Lessee as to liability and amount.

                                 Hazardous Waste
        Lessor agrees to indemnify and hold Lessee harmless from any and all judgments, costs, damages and expenses which may accrue against, be charged to or recovered from Lessee by reason or on account of any buried hazardous waste which exists under the demised premises at the time this Lease is executed.

                             ARTICLE 9. ALTERATIONS
        Lessee accepts the demised premises "as is" and may make alterations to the said premises as required to construct Big Spring Correctional Center II according to the plans and specifications agreed to by the parties, at Lessee's sole cost and expense. Any other alterations must be authorized in writing by Lessor. Alterations requiring but made without the written consent of Lessor shall be removed at the option of and in a manner acceptable to Lessor in order to return the premises to reasonably the same condition and state as same were in prior to the making of such alterations.
        Any alterations, physical additions, or other improvements understood that this clause shall not apply to movable fixtures, manufacturing equipment, machines, furniture, service equipment or any trade fixtures of Lessee which shall remain Lessee's property. Lessee agrees that any damages as may be cause by the installation or removal of movable fixtures, manufacturing equipment and machines, furniture, service equipment or any trade fixtures will be repaired forthwith and expeditiously by Lessee at Lessee's sole expense.

                        ARTICLE 10. LAWS AND REGULATIONS
        Lessee will comply with all laws, ordinances, orders, rules and regulations enacted or promulgated by any federal, state, municipal or other agency or public authority having jurisdiction with respect to the use, condition or occupancy of the demised premises.

                     ARTICLE 11. NONDISCRIMINATION COVENANT
        The Lessee, in exercising any of the rights or privileges herein granted to him, shall not on the grounds of race, color, or national origin discriminate or permit discrimination against any person or group of persons in any manner prohibited by Part 21 of the Regulations of the Secretary of Transportation issued under the provision of Title VI of the Civil Rights Act of 1964. The Lessor is hereby granted the right to take such action, anything to the contrary herein notwithstanding, as the United States may direct to enforce this nondiscrimination covenant.

              ARTICLE 12. DAMAGE OR DESTRUCTION TO LEASED PREMISES
        If the leased premises, or any part thereof (including any leasehold improvements), shall be damaged or destroyed, the Lessee shall, to the extent of the insurance proceeds available promptly repair or replace the same, and any insurance proceeds received with respect to such damage or destruction shall be applied in payment of the expenses of such repair or replacement, and any excess insurance proceeds shall belong to Lessee. In repairing or replacing the leased premises pursuant to this provision, Lessee agrees to first have the plans and specifications for such repair or replacement approved by the Lessor and to obtain any and all performance and payment bonds and building permits as are required by Lessor. Lessee shall warrant unto the Lessor that all items and materials used in altering, repairing or replacing the demised premises are, at the time of installation, free and clear of any liens, mortgages or encumbrances, and shall indemnify and save the Lessor harmless from and against any and all claims with respect thereto.
        If such a substantial portion of the demised premises is destroyed so that the Lessee cannot reasonably continue to utilize said premises to support its responsibilities to customers until the same are repaired or replaced, then the Lessee may elect either to repair or replace the same to the extent of the insurance proceeds available (in which case the rent payable hereunder shall be abated until such time as the Lessee can reasonably resume operation of its business, and the term hereof shall be extended for a period equal to the rent abatement period), or not to repair or replace the same and to terminate this Agreement, whereupon the full amount of all insurance proceeds shall be paid to the Lessee. If this Lease terminates under this provision, Lessee shall clean up the premises, removing all debris and non-functional portions of the premises, so as to leave it in reasonably clean condition.

                            ARTICLE 13. CONDEMNATION
        If any part of the demised premises shall be taken or condemned for a public or quasi-public use, and a part thereof remains which in the judgment of the Lessee is adequate to support a normal business operations hereunder, the rent payable hereunder shall be reduced, commencing with the date title shall vest in condemnor, to the amount determined by multiplying such rent by a fraction, the numerator of which is the area of the demised premises remaining after the condemnation, and the denominator of which is the area of the demised premises as of the date of condemnation. If Lessee determines that the said remaining portion of the demised premises is inadequate for the uses contemplated hereunder, Lessee shall have the option to terminate this Agreement as of the date when title to the part so condemned vest in condemnor. If all the demised premises shall be so taken, this Agreement shall terminate on the date when title to the demised premises vest in condemnor. If a part of all of the demised premises be so taken or condemned, the Lessee shall be entitled to that portion of any award expressly stated to have been made to it for loss of business, loss of its furniture and fixtures, cost of removing its property and loss of the value of its leasehold interest in the land so taken. In the event of such taking, the City shall receive such portion of the award as is attributable to its reversionary fee interest in the land and improvements comprising the demised premises. Any portion of any condemnation award which is not specifically apportioned to the Lessee, as aforesaid, shall belong to the Lessor. Lessor agrees that the City of Big Spring will not initiate condemnation proceedings for any part of the demised premises.

                        ARTICLE 14. SUBLEASE; ASSIGNMENT
        Lessee shall have the unrestricted right to assign its rights under this lease to anyone, including, but not limited to, Commercial National Bank of Brady, Texas.

                                ARTICLE 15. TAXES
        Any and all ad valorem or property taxes on the leased premises or the improvements or personal property to be located thereon in conjunction with the properties' use as a Correctional Center shall be the responsibility of Lessor, and shall be paid by Lessor, but only for the initial ten (10) years of the term of this lease. Thereafter, Lessee shall be responsible for and pay any and all lawfully assessed ad valorem or property taxes.

                               ARTICLE 16. DEFAULT
                                Events of Default
        16.01 The following events shall be deemed to be events of default by Lessee under this Lease:
               a. Lessee shall fail to pay any installment of the rent hereby reserved and such failure shall continue for a period of thirty (30) days after written notice thereof to Lessee.
               b. Lessee shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof to Lessee.

                                    Remedies
        16.02 Upon the occurrence of any event of default specified in Section
16.01 hereof, Lessor shall have the option to pursue any one or more of the following remedies;
               a. Terminate this Lease in which event Lessee shall immediately surrender the premises to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Lessee and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefore; and Lessee agrees to pay to Lessor on demand the amount of all loss and damages which Lessor may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.
               b. Enter upon and take possession of the premises and expel or remove Lessee and any other person who may be occupying the premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and if Lessor so elects, relet the premises on such terms as Lessor shall deem advisable and receive the rent thereof; and Lessee agrees to pay to Lessor on demand any deficiency that may arise by reason of such re-letting.
               c. Enter upon the premises by force if necessary, without being liable for prosecution or any claim for damages therefore, and do whatever Lessee is obligated to do under the terms of this Lease; and Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action.
        No re-entry or taking possession of the premises by Lessor shall be construed as an election on its part to terminate this Lease, unless written notice of such intention be given to Lessee. Notwithstanding any such reletting or re-entry or taking possession, Lessor may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions, and covenants herein contained. Lessor's acceptance of rent following an event of default hereunder shall not be construed as Lessor's waiver of such event of default. No waiver by lessor of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants therein contained. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The loss or damage that Lessor may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Lessor following possession. Should Lessor at any time terminate this Lease for any default, in addition to any other remedy Lessor may have, Lessor may recover from Lessee all damages Lessor may incur by reason of such default, including cost of recovering the premises and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of said term, all of which amounts shall be immediately payable from Lessee to Lessor.

                              Surrender of Premises
        16.03 No act or thing done by the Lessor or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the premises, and no agreement to accept a surrender of the premises shall be valid unless the same be made in writing and subscribed by Lessor.

                                  Lessor's Lien
        16.04 In addition to the statutory Lessor's lien, Lessor shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which Lessor may suffer by reason of the breach by Lessee of any covenant, agreement, or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Lessee presently or which may hereafter be situated on the premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in rent as well as any and all other sums of money then due to Lessor hereunder shall first have been paid and discharged and all the covenants, agreements, and conditions hereof have been fully complied with and performed by Lessee. The foregoing shall not prevent the sale by Lessee of any merchandise in the ordinary course of business free of said security interest of Lessor. Upon the occurrence of an event of default by Lessee, Lessor may, in addition to any other remedies provided herein, after giving reasonable notice of the intent to take possession and giving an opportunity for a hearing thereon, enter upon the premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Lessee situated on the premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Lessor of its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding, and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Lessee or as otherwise required by law; and the Lessee shall pay any deficiencies forthwith. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

                            ARTICLE 17. HOLDING OVER
        Should Lessee, or any of its successors in interest, hold over the premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a rental equal to the rent payable for the last month of the term of this Lease plus fifty percent (50%) of such amount. The inclusion of the preceding sentence shall not be construed as Lessor's consent for Lessee to hold over.

                        ARTICLE 18. TERMINATION BY LESSEE
        Lessee shall have the right to terminate this Agreement in its entirety by giving ten (10) days written notice to the Lessor of such termination upon or after the happening of one or more of the following events:

                      (1) If any court of competent jurisdiction shall issue an injunction, order or decree preventing or restraining the use by Lessee of all or a substantial part of the leased premises.

                      (2) If the Lessor shall default in fulfilling any of the terms, covenants or conditions to be fulfilled by it hereunder and shall fail to remedy said default within thirty (30) days following receipt by Lessor of written demand from Lessee to do so, or if by reason of the nature of such default the same cannot be remedied within thirty (30) days, then Lessee shall have the right to terminate this Agreement if the Lessor shall have failed to commence the remedying of such default within said thirty (30) days following such written demand or having so commenced, shall fail thereafter to continue with diligence the remedying thereof.

                      (3) If the Lessee exercises the termination rights set forth in the sections hereof entitled "Damage or Destruction to Leased Premises" and "Condemnation".

        Prior to the exercise of the right to terminate, rent shall be abated during the period Lessee is unable to perform its normal business activities.

                        ARTICLE 19. NON-WAIVER OF RIGHTS
        Continued performance by either party hereto pursuant to the terms of the Agreement after a default of any of the terms, covenants and conditions herein shall not be deemed a waiver of any right to terminate this Agreement for any subsequent default and no waiver of any such default shall be construed or act as a waiver of any subsequent default.

                           ARTICLE 20. ATTORNEYS' FEES
        In the event of any court action between Lessor and Lessee or a sublease to enforce any of the provisions or rights hereof, the prevailing party shall be entitled to recover from the other all costs and expenses, including reasonable attorneys' fees in such amount as the court may determine.

                           ARTICLE 21. APPLICABLE LAW
        This Agreement shall be construed in accordance with the laws of the State of Texas. If any covenant, condition or provision contained in this Agreement is held to be invalid by any Court of competent jurisdiction such invalidity shall not affect the validity of any other covenant, condition or provision herein contained.

                               ARTICLE 22. NOTICES
        Notwithstanding anything in this Agreement to the contrary any notices or demands pursuant to the terms of this Agreement shall be in writing and shall be deemed served and received when delivered personally, or when deposited in the United States mail, postage prepaid, return receipt requested by certified mail addressed to Lessor at:
                      City of Big Spring
                      P. 0. Box 3190
                      Big Spring, Texas 79721-3190

or Lessee at:

                      Ed Davenport
                      P. 0. Box 907
                      Brady, Texas 76825

                          ARTICLE 23. ENTIRE AGREEMENT
        This Agreement, together with exhibits attached hereto constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof, and any representations or statements heretofore made with respect to such subject matter, whether verbal or written, are merged herein.

                       ARTICLE 24. CONFLICTS OF PROVISIONS
        The parties acknowledge that they are simultaneously entering into a Sublease Agreement covering the same property, wherein the Lessor herein is the Sub-lessee and the Lessee herein is the Sub-lessor. During the entire period when both this Lease Agreement and the Sublease Agreement are in full force and effect, any conflicts between the terms and provisions of this Lease Agreement and the Sublease Agreement shall be controlled by the provisions in the Sublease Agreement. The potential conflicts include repairs and maintenance, utility charges, garbage removal, alterations, additions and improvements, signs, insurance and indemnity, damages or destruction of premises, and taxes. If the Sublease Agreement is terminated for any reason, then the provisions in this Lease Agreement regarding those conflicts shall become operable and in full force and effect so long as this Lease Agreement is in effect.

        IN WITNESS WHEREOF, the parties hereto have executed these presents in duplicate originals this 7TH day of AUGUST, 1990. LESSOR: THE CITY OF BIG SPRING

                                       BY:
                                          ----------------------
                                            MAXWELL D. GREEN, MAYOR

ATTEST:

- ----------------------------------
THOMAS D. FERGUSON,  CITY SECRETARY

LESSEE:
                                       BY:
                                          ----------------------

ATTEST:

REVISED
AUGUST 22, 1990

                        BIG SPRING CORRECTIONAL CENTER II
                                   DESCRIPTION

        BEING a 14.688 Acre Tract of land out of Sections 2 and 11, Block 33, T-1-S, T.&P. RR. Co. Survey, Howard County, Texas, Big Spring Airport, (formerly Webb Air Force Base), and more particularly described by metes and bounds as follows:

        BEGINNING at a 3/4" G.I.P. back of curb, Wright Avenue, Big Spring Airport, in Section 2, Block 33, T-1-S, T.&P. RR. Co. Survey for the SE Corner of this tract; from whence a 2" G.I.P., the SE Corner of Section 2 and the SW Corner of Section 1, bears S 14(degree)31|59" E. 76.13" and N 75(degree)15|29" E, 2494.47|

        THENCE S 77(degree)49|06" W, with the back of curb, Wright Avenue, 317.55| to a 3/4" G.I.P. for a point of angle in the South line of this tract

        THENCE S 70(degree)06|50" W 156.87| to a 3/4" G.I.P., back of curb, Wright Avenue, for a point of angle in the South line of this tract

        THENCE S 53(degree)31"05" W with the back of curb, Wright Avenue, at 205.87| cross the South line of Section 2 and North line of Section 3, 1131.62| in all to a 120d spike set in pavement. Wright Avenue, for the SW Corner of this tract

        THENCE N 36(degree)34|42" W, 267.77| to a 120d nail set in pavement of parking lot for the NW Corner of this tract

        THENCE N 53(degree)31|05" E at 251.68| cross the North line of Section 3 and the South line of Section 2. 434.27| in all to a 3/4" G.I.P. back of curb, on West side of Second Street for an interior corner (angle) in the North line of this tract

        THENCE N 36(degree)28|17" W, with back of West curb, Second Street. 222.66| to a 3/4" G.I.P. for an exterior corner (angle) In the North line of this tract

        THENCE N 53(degree)32|03" E, 321.82| to a 120d spike in pavement, East side of Third Street, for an exterior corner (angle) in the North line of this tract

        THENCE S 36(degree)26|58" E, 190.48| to a 120d spike in pavement, North line of Avenue E, for an interior corner (angle) in the North line of this tract

        THENCE N 53(degree)18|58" E, 452.21| to a 120d nail in pavement West side of Fourth Street for an interior corner (angle) in the North line of this tract

        THENCE N 36(degree)25|54" W. 36.05 to a 3/4" G.I.P., West side of Fourth Street, for an exterior corner (angle) in the North line of this tract

        THENCE N 53(degree)34|54" E, with back of curb, North side of Avenue E, 544.46| to a 3/4" G.I.P. for the NE corner of this tract

        THENCE S 43(degree)41|37" E, 208.65| to a 3/4" G.I.P., for a point of angle in the East line of this tract

        THENCE S 02(degree)20|18" E, 369.001 to the place of beginning

        Containing 14.688 Acres

        Registered Professional Land Surveyor

                                   EXHIBIT "D"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee

[Industrial Park Lease Agreement Addendum dated 11/26/90]

                         INDUSTRIAL PARK LEASE AGREEMENT
                                    ADDENDUM

STATE OF TEXAS               ss.
                                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HOWARD             ss.

        That the agreement made and entered into by and between the City of Big Spring, a Municipal Corporation of the State of Texas, and Ed Davenport, on the 7th day of August, 1990 is hereby amended as follows:

                                 ARTICLE 1. Term

        This agreement is to be for a term of forty (40) years commencing on the 8th of August, 1990 and expiring on the 7th day of August, 2030.

                                 ARTICLE 2. Rent

        Article 2.  Rent, shall be changed as follows:

        Paragraph 1, 6th line through the remainder of the paragraph is changed to read:

        Monthly in advance, the sum of Fifty Dollars ($50.00) per acre for the land described in Exhibit A of this lease and One and One Half Cents ($.015) per square foot for the building #350. On the 5th anniversary and subsequent 5th year anniversaries the monthly rate shall be increased by the percentage equal to one (1%) percent per point of increase in the Dallas, Texas Region Consumer Price Index based on the United States Average published by the Bureau of Labor Statistics, U.S. Department of Labor, at the time of the anniversary over the Consumer Price Index for United States Average as published by the Bureau of Labor Statistics, U.S. Department of Labor at the effective date of this Lease Agreement. The first such payment shall be due on or before the first (1st) day of January, 1991.

                              ARTICLE 9. Alteration

        Paragraph 3 added: Any alteration, physical additions or other improvements made to upon or within the properties descried in Exhibit 1 shall upon termination or expiration of this lease for any reason or no reason revert to the City of Big Spring McMahon/Wrinkle Air Park.

                     ARTICLE 11. Nondiscrimination Covenant

        The lessee for himself, his personal representative, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agrees as a covenant running with the land that: (1) no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities; (2) that in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination; (3) that the lessee shall use the premises in compliance with all other requirements imposed by or pursuant to 49 CFR Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said regulations may be amended.

        That in the event of breach of any of the preceding nondiscrimination covenants, the City Council of the City of Big Spring shall have the right to terminate the license, lease, permit, etc., and to reenter and repossess said land and the facilities thereon, and hold the same as if said lease had never been made or issued.

                   ARTICLE 25. Option to Purchase Improvements

        Article 25.  Option to Purchase Improvements is ADDED to read:

        At any time after the first five (5) years of this lease, through the 30th day after the expiration of the twelfth (12th) year of this lease, lessor shall have the option to purchase all buildings and improvements located on the leased premises upon the terms and conditions set forth in the Sales Contract attached hereto as Exhibit "B". The purchase price to be paid by lessor, depending on the year within which the option is exercised, shall be as follows:

               DATE                                 PURCHASE PRICE
               ----                                 --------------
        During the Sixth Year                         $  5,052,272.00
        During the Seventh Year                          4,616,992.00
        During the Eighth Year                           4,111,740.00
        During the Ninth Year                            3,525,265.00
        During the Tenth Year                            2,844,513.00
        During the Eleventh Year                         2,054,326.00
        During the Twelfth Year                          1,137,113.00
        For 30 Days After the Expiration
            of the Twelfth Year of this Lease                  100,000.00

        Upon lessor exercising its rights under this option provision, the sub-lease agreement to the City of Big Spring from Ed Davenport dated the 7TH day of AUGUST , 1990 covering the leased premises for an original term of forty
(40) years, and this lease agreement shall immediately terminate along with all rights, duties and obligations of all parties under both this base lease agreement and the sublease agreement.

        IN WITNESS WHEREOF, the parties hereto have executed these presents in duplicate originals this 26 day of NOVEMBER , 1990.

LESSOR:                                THE CITY OF BIG SPRING

                                       BY:
                                          ----------------------
                                           MAXWELL D. GREEN, Mayor

ATTEST:

- ----------------------------------
THOMAS D. FERGUSON, City Secretary

LESSEE:
                                       BY:
                                          ----------------------
ATTEST:
- ----------------------------------

                                   EXHIBIT "E"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee

[Amended Sublease Agreement, Airpark Unit, dated 7/1/96]

                           AMENDED SUBLEASE AGREEMENT

                                  AIRPARK UNIT

        This Amended Sublease is made and entered into by and between Ed Davenport of McCulloch County, Texas, referred to in this Amended Sublease as Sub-Lessor, and the City of Big Spring, Texas, a municipal corporation, referred to in this Sublease as Sub-Lessee.
        In consideration of the mutual covenants and agreements set forth in this Amended Sublease, and other good and valuable consideration, Sub-Lessor demises and leases to Sub-Lessee, and Sub-Lessee leases from Sub-Lessor, the
14.688 acre tract of real property situated on Big Spring McMahon-Wrinkle Airpark property in Big Spring, Howard County, Texas, including any and all improvements located thereon, said real property more particularly described in Exhibit "A" attached to this Amended Sublease. These premises are referred to in this Amended Sublease as "the premises" or "the leased premises."

                                 ARTICLE I. TERM
                            TERM OF AMENDED SUBLEASE
        The term of this Amended Sublease shall begin on the date of execution hereof, and end on the 7th day of August, 2030, unless sooner terminated as provided in this Amended Sublease.
                                    HOLDOVER
        If Sub-Lessee holds over and continues in possession of the leased premises after expiration of the term of this Amended Sublease or any extension of that term, other than as provided in the preceding paragraph, Sub-Lessee will be deemed to be occupying the premises on the basis of a month-to-month tenancy, subject to all of the terms and conditions of this Amended Sublease.

                                ARTICLE II. RENT
                                   FIXED RENT
        During the term of this Amended Sublease, Sub-Lessee agrees to pay
Sub-Lessor the sum of ONE DOLLAR ($1.00) per year on or before the first day of June, each year, as fixed rental for each succeeding year during the entire term of this Amended Sublease; provided that, if the Secondary Sublease (as hereinafter defined) between Sub-Lessor and Sub-Lessee should terminate for any reason, the fixed rental payable hereunder shall increase to the same amount of rental as is payable by Sub-Lessor under the Base Lease (as hereinafter defined).

        Sub-Lessee agrees to pay all rent to Sub-Lessor at Sub-Lessor's office, located at 610 Main Street, Big Spring, TX 79720, or at such other location or locations as Sub-Lessor shall from time to time designate by written notice to Sublessee.

                          ARTICLE III. USE OF PREMISES
                                  PERMITTED USE
        Sub-Lessee may use the premises to operate and conduct a correctional or detention facility. Sub-Lessee may not use the premises for any other purpose without the written consent of Sub- Lessor.

                        WASTE, NUISANCE, OR ILLEGAL USES
        Sub-Lessee shall not use, or permit the use of, the premises in any manner that results in waste of the premises or constitutes a nuisance or violates any statute, ordinance, rule, or regulation applicable to the premises or for any illegal purpose.

                       ARTICLE IV. REPAIRS AND MAINTENANCE
                      REPAIRS AND MAINTENANCE BY SUB-LESSEE
        Sub-Lessee shall, throughout the term of this Amended Sublease and any extensions of that term, at its own expense and risk, maintain the leased premises and all improvements on the leased premises in good order and condition, including but not limited to making all repairs and replacements necessary to keep the premises and improvements in such condition, normal wear and tear excepted.

                              ARTICLE V. UTILITIES
                                 UTILITY CHARGES
        Sub-Lessee shall pay all utility charges, including but not limited to, water, electricity, heat, gas, and telephone service, used in and about the leased premises during the term of the Amended Sublease, all such charges to be paid by Sub-Lessee directly to the utility company or municipality furnishing the same, before the same shall become delinquent.

                                 GARBAGE REMOVAL
        Sub-Lessee shall pay for the removal of all garbage and rubbish from the leased premises during the term of the Amended Sublease.

              ARTICLE VI. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS
                            NO CONSENT OF SUB-LESSOR
        Sub-Lessee shall have the right without Sub-Lessor's consent to make, at Sub-Lessee's sole cost and expense, any alterations, additions or improvements to the leased premises. Sub-Lessee shall obtain all approvals required for any alterations, additions or improvements made by Sub-Lessee to the leased premises, including approvals of FAA as required by the Indenture between the United States of America and the City of Big Spring, Texas, dated October 6, 1978.

                             PROPERTY OF SUB-LESSOR
        All alterations, additions, or improvements made by Sub-Lessee shall become the property of Sub-Lessor at the termination of this Amended Sublease, and Sub-Lessee shall have no obligation to remove such alterations, additions or improvements unless they were made in violation of the preceding paragraph.

                               ARTICLE VII. SIGNS
        Sub-Lessee shall have the right to erect signs on any portion of the leased premises, including, but not limited to, the exterior walls of the premises, subject to applicable laws, ordinances, and regulations. Sub-Lessee must remove all signs at the termination of this Amended Sublease and repair any damage resulting from the erection or removal of the signs.

                          ARTICLE VIII. MECHANIC'S LIEN
        Sub-Lessee will not cause any mechanic's lien or liens to be placed upon the leased premises or improvements on the premises. If such a mechanic's lien is filed on the leased premises, Sub- Lessee will promptly pay the lien; provided that Sub-Lessee shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claimed lien if Sub-Lessee shall post the appropriate bond or give to Sub-Lessor such security as may be deemed reasonably satisfactory to Sub-Lessor to insure payment thereof (and to prevent any sale, foreclosure, or forfeiture of the leased premises by reason of non-payment thereof)

and provided further, that on final determination of the lien or claim for lien, Sub-Lessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and the judgment satisfied.

                       ARTICLE IX. INSURANCE AND INDEMNITY
                               PROPERTY INSURANCE
        Sub-Lessee shall, at its own expense, during the term of this Amended Sublease, keep all buildings and improvements on the leased premises and all personal property used in connection with the operation of the leased premises insured against loss or damage by fire or theft, with extended coverage to include direct loss by windstorm, hail, explosion, riot, or riot attending a strike, civil commotion, aircraft, vehicles, and smoke, in the aggregate amount of not less than 100% of replacement value.

                        LIABILITY INSURANCE AND INDEMNITY
        Sub-Lessee, at its own expense, shall provide and maintain in force during the term of this Amended Sublease, primary and excess liability insurance coverage with limits in the amount of FIVE MILLION DOLLARS ($5,000,000.00), covering and naming both Sub- Lessor and Sub-Lessee as insureds, for any liability for property damage or personal injury arising as a result of Sub-Lessee's occupation of and operation on the leased premises. This insurance is to be carried by one or more insurance companies authorized to transact business in Texas and approved by Sub-Lessor.

        Sub-Lessee agrees to indemnify and hold Sub-Lessor harmless from and against all judgments, costs, damages and expenses which may accrue against, be charged to or recovered from Sub-Lessor by reason or on account of damage to the property of, injury to or death of any person, arising from the use and/or occupancy of the leased premises by Sub-Lessee, Sub-Lessee's agents, contractors and subcontractors, and/or from the use and/or occupancy by Sub-Lessee, Sub-Lessee's agents, contractors, and subcontractors of any appurtenant facilities or property of Sub-Lessor, and/or from the use and/or occupancy by Sub-Lessee, Sub-Lessee's agents, contractors, and subcontractors of any facilities or property of Sub-Lessor, including but not limited to use of the railroad track and/or railroad siding of Sub-Lessor by Sub-Lessee, Sub-Lessee's agents, contractors and subcontractors in connection with shipments made to Sub-Lessee; provided that Sub-Lessor shall give Sub-Lessee prompt and timely notice of any claim made or suit instituted which, in any way, affects Sub-Lessee or its insurer, and Sub-Lessee or its insurer shall have the right to compromise and defend the same to the extent of their own interest; provided, further, that any failure by Sub-Lessor to give Sub-Lessee the foregoing notice shall not affect the liability of Sub-Lessee or its insurer hereunder to Sub-Lessor if Sub-Lessee has received actual timely notice of said claim or suit. Any final judgment rendered against Sub-Lessor for any cause for which Sub-Lessee is liable hereunder shall be conclusive against Sub-Lessee as to liability and amount.

             INSURANCE CERTIFICATES AND NOTIFICATION OF CANCELLATION
        Sub-Lessee shall furnish Sub-Lessor with certificates of all insurance required by this Article. Sub-Lessee shall notify Sub- Lessor at least ten (10) days prior to any cancellation of any insurance policy required by this Sublease.

                        WAIVER OF INSURANCE REQUIREMENTS
        So long as the Secondary Sublease between Sub-Lessor and Sub- Lessee remains in effect, Sub-Lessor hereby waives Sub-Lessee's obligation to carry the insurance specified in this Article IX.

                  ARTICLE X. DAMAGE OR DESTRUCTION OF PREMISES
                              NOTICE TO SUB-LESSOR
        If the leased premises, or any structures or improvements on the leased premises, should be damaged or destroyed by fire, tornado, or other casualty, Sub-Lessee shall give immediate written notice of the damage or destruction to Sub-Lessor, including a description of the damage and, as far as known to Sub-Lessee, the cause of the damage.


                             DESTRUCTION OF PREMISES
        If the building on the leased premises should be totally or partially destroyed by fire, tornado, or other casualty, then the Sub-Lessee may elect either to repair or replace the same to the extent of the insurance proceeds available (in which case the rent payable hereunder shall be abated until such time as the Sub-Lessee can reasonably resume operation of its business, and the term hereof shall be extended for a period equal to the rent abatement period), or not to repair or replace the same and to terminate this Amended Sublease, effective as of the date of written notification as provided in the preceding paragraph. In the event that Sub- Lessee elects to terminate this Amended Sublease, all property insurance proceeds shall be allocated between Sub-Lessor and Sub- Lessee. The allocation shall be based on a yearly proration over a 35 year period (e.g., if the casualty occurs in year three (3)of the lease term, Sub-Lessor will receive 3/35 of the proceeds and Sub-Lessee will receive 32/35 of the proceeds).

                               ARTICLE XI. DEFAULT
                              DEFAULT BY SUB-LESSEE
        If Sub-Lessee shall allow the rent to be in arrears more than twenty
(20) days after written notice of such delinquency, or shall remain in default under any other condition of this Amended Sublease for a period of thirty (30) days after written notice from Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Sub-Lessee shall not be deemed in default so long as Sub-Lessee has commenced to cure the default within said 30-day period and diligently prosecutes such cure to completion), Sub-Lessor may at its option, without further notice to Sub-Lessee, terminate this Amended Sublease or, in the alternative, Sub-Lessor may, in addition to any other remedies provided by law, re-enter and take possession of the leased premises and remove all persons and property without being deemed guilty in any manner of trespass and relet the leased premises, or any part of the leased premises, for all or any part of the remainder of the Amended Sublease term, to a party satisfactory to Sub-Lessor and at such monthly rental as Sub-Lessor may with reasonable diligence be able to secure.

                                SUB-LESSOR'S LIEN
        It is expressly agreed that, in the event of default by Sub-Lessee in the payment of rent or any other sum due from Sub-Lessee to Sub-Lessor under the terms of this Amended Sublease, Sub-Lessor shall have a lien upon all fixtures, chattels, or other property of any description belonging to Sub-Lessee that are placed in, or become a part of, the leased premises as security for rent due and to become due for the remainder of the current Amended Sublease term and any other sum due from Sub-Lessee to Sub-Lessor. This lien shall not be in lieu of, or in any way affect, the statutory landlord's lien given by law but shall be in addition to that lien, and Sub-Lessee grants to Sub-Lessor a security interest in all of Sub-Lessee's property placed in or on the leased premises for purposes of this contractual lien. This shall not prevent the sale by Sub-Lessee of any merchandise or property in the ordinary course of business free of such lien. In the event of default by

Sub-Lessee, and in the event Sub-Lessor exercises the option to terminate the leasehold, re-enter, and relet the premises as provided in the preceding paragraph, then Sub-Lessor, after giving reasonable notice to Sub-Lessee of the intent to take possession and giving an opportunity for a hearing on the matter, may take possession of all of Sub-Lessee's property on the premises and sell it at public or private sale after giving Sublessee reasonable notice of the time and place of any public sale or of the time after that any private sale is to be made, for cash or on credit, for such prices and terms as Sub-Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent due or to become due under this Amended Sublease, with the balance, if any, to be paid to Sublessee.

                              DEFAULT BY SUB-LESSOR
        If Sub-Lessor defaults in the performance of any term, covenant, or condition required to be performed by it under this agreement, and such default continues for more than thirty(30) days after written notice to Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Sub- Lessor shall not be deemed in default so long as Sub-Lessor has commenced to cure the default within said 30-day period and diligently prosecutes such cure to completion), Sub-Lessee may elect to do either one of the following:
        a. Sub-Lessee may remedy such default by any necessary action and, in connection with such remedy, may pay any reasonable expenses and employ counsel. All sums expended, or obligations incurred, by Sublessee in connection with remedying Sub-Lessor's default shall be paid by Sub-Lessor to Sub-Lessee on demand and, on failure of such reimbursement, Sublessee may, in addition to any other right or remedy that Sub-Lessee may have, deduct these costs and expenses from rent subsequently becoming due under this Amended Sublease.
        b. Sub-Lessee may terminate this Amended Sublease on giving at least sixty (60) days' written notice to Sub-Lessor of such intention. In the event Sub-Lessee elects this option, the Amended Sublease will be terminated on the date designated in Sub-Lessee's notice, unless Sub-Lessor has cured the default prior to expiration of the sixty (60) day period.

                               CUMULATIVE REMEDIES
        All rights and remedies of Sub-Lessor and Sub-Lessee under this Article shall be cumulative, and none shall exclude any other right or remedy provided by law or by any other provision of this Amended Sublease. All such rights and remedies may be exercised and enforced concurrently and whenever, and as often, as occasion for their exercise arises.

                                WAIVER OF BREACH
        A waiver by either Sub-Lessor or Sub-Lessee of a breach of this Amended Sublease by the other party does not constitute a continuing waiver or a waiver of any subsequent breach of the Amended Sublease.

                      ARTICLE XII. INSPECTION BY SUB-LESSOR
        Sub-Lessee shall permit Sub-Lessor and Sub-Lessor's agents, representatives, and employees to enter into and on the leased premises at all reasonable times, agreed to by Sub-Lessee in advance, for the purpose of inspection or any other purpose necessary to protect Sub-Lessor's interest in the leased premises or to perform Sub-Lessor's duties under this Amended Sublease. Said inspections shall have prior approval by management of the facility, to enable management to provide all security precautions necessary.

                      ARTICLE XIII. ASSIGNMENT AND SUBLEASE
                     ASSIGNMENT AND SUBLETTING BY SUB-LESSEE
        Sub-Lessee may sublet, assign, encumber, or otherwise transfer this Amended Sublease, or any right or interest in this Amended Sublease or in the leased premises or the improvements on the leased premises, without the prior written consent of Sub-Lessor. Any assignment of this Amended Sublease by Sub-Lessee must be concurrent with an assignment by Sub-Lessee of all of its interest under the Base Lease and Secondary Sublease (as hereinafter defined).

                     ASSIGNMENT AND SUBLETTING BY SUB-LESSOR
        Sub-Lessor shall have the right to assign its rights under this Amended Sublease to anyone; provided, however, that Sub-Lessor must first have obtained the written consent of the Sub-Lessee, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sub-Lessor may, without Sub-Lessee's consent, secure financing or general lines of credit, and as security thereof, Sub- Lessor shall have the right encumber its interest in this Lease and enter into such leasehold mortgage loan documents as may be requested by its lenders.

                            ARTICLE XIV. CONDEMNATION
        If during the term of this Amended Sublease or any extension thereof, all or any part of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, Sub-Lessee may terminate this Amended Sublease by giving written notice to Lessor within thirty (30) days after possession of the condemned portion is taken by the entity exercising the power of condemnation. In the event that Sub-Lessee does not or fails to exercise its right to terminate this Amended Sublease, Sub-Lessee shall (to the extent of available condemnation proceeds) restore and rebuild the building and other improvements situated on the leased premises to make them reasonably tenantable for the uses for which they are leased (in which case the rent payable hereunder shall be abated until such time as the Sub-Lessee can reasonably resume operation of its business, and the term hereof shall be extended for a period equal to the rent abatement period). Any excess proceeds shall be allocated between Sub-Lessor and Sub- Lessee in the same manner as provided in the last sentence of this paragraph. In the event that Sub-Lessee exercises its right to terminate this Amended Sub-Lease, all condemnation proceeds shall be allocated between Sub-Lessor and Sub-Lessee. The allocation shall be based on a yearly proration over a 35 year period (e.g., if the condemnation occurs in year three (3) of the lease term, Sub-Lessor shall receive 3/35 of the proceeds and Sub-Lessee shall receive 32/35 of the proceeds).

                            ARTICLE XV. MISCELLANEOUS
                                      TAXES
        Any and all ad valorem or property taxes on the leased premises or the improvements or personal property located thereon shall be the responsibility of Sub-Lessee, and shall be paid by Sub-Lessee.

                                  ESCAPE CLAUSE
                                 ***(DELETED)***
                              NOTICES AND ADDRESSES
        All notices required under this Amended Sublease must be given by
Certified Mail, Return Receipt Requested, addressed to the proper party, at the following addresses:
                             Sub-Lessor:

                                   Ed Davenport
                                   c/o Midtex Detentions, Inc.
                                   ATTENTION:  Johnny Rutherford
                                   610 Main Street, Suite A
                                   Big Spring, TX  79720

                             Sub-Lessee:

                                   City of Big Spring, Texas
                                   310 Nolan Street
                                   Big Spring, TX  79720
                                   ATTN: Mayor

Either party may change the address to which notices are to be sent it by giving the other party notice of the new address in the manner provided in this section. Additionally, Sub-Lessee agrees to provide a copy of any notice to Sub-Lessor to any mortgagee of Sub-Lessor for which it has been provided an address and Sub-Lessee agrees that any such mortgagee shall be afforded the same rights to cure any default of Sub-Lessor as are available to Sub-Lessor under this Amended Sublease.

                         OPTION TO PURCHASE IMPROVEMENTS
                                 ***(DELETED)***
                                    AMENDMENT
        No amendment, modification, or alteration of the terms of this agreement shall be binding unless it is in writing, dated subsequent to the date of this agreement, and duly executed by the parties to this agreement.

                         RIGHTS AND REMEDIES CUMULATIVE
        The rights and remedies provided by this Amended Sublease agreement are cumulative, and the use of any one right or remedy by either party shall not preclude or waive that party's right to use any or all other remedies. The rights and remedies provided in this Amended Sublease are in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                            ATTORNEY'S FEES AND COSTS
        If, as a result of a breach of this agreement by either party, the other party employs an attorney or attorneys to enforce its rights under this Amended Sublease, then the breaching or defaulting party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce the Amended Sublease.

                                  FORCE MAJEURE
        Neither Sub-Lessor nor Sub-Lessee shall be required to perform any term, condition, or covenant in this Amended Sublease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not within the control of Sub-Lessor or Sub-Lessee and which by the exercise of due diligence Sub-Lessor or Sub-Lessee is unable, wholly or in part, to prevent or overcome.

                                 TIME OF ESSENCE
        Time is of the essence of this agreement.

                           PRIOR AGREEMENTS SUPERSEDED
        This agreement amends, modifies and supersedes, from and after the execution hereof, the Sublease Agreement with Option to Purchase Improvements, covering the leased premises, dated the 7th day of August, 1990, between Ed Davenport, Sub-Lessor, and the City of Big Spring, Texas, Sub-Lessee and the Addendum to Sublease Agreement with Option to Purchase Improvements, covering the leased premises, dated the 26th day of November, 1990, between Ed Davenport, Sub-Lessor, and the City of Big Spring, Texas, Sub- Lessee.

                                  CROSS-DEFAULT
               Concurrent with the execution of this Amended Sublease, (i) Sub-Lessor and Sub-Lessee have entered a Secondary Sublease covering the leased premises (the "Secondary Sublease"), (ii)Sub- Lessor has assigned its interest in this Amended Sublease, the Secondary Sublease and the Base Lease (defined below) to Cornell Corrections of Texas, Inc. ("Cornell") and (iii)Sub-Lessee and

Cornell have entered into an Operating Agreement (the "Operating Agreement"), wherein Sub-Lessee has engaged Cornell to operate the correctional facility located on the leased premises. Sub-Lessor and Sub-Lessee hereby agree that a default by Sub-Lessee under the Base Lease, the Secondary Sublease or the Operating Agreement shall constitute a default by Sub-Lessee under this Amended Sublease, and following notice and the expiration of any curative rights specified in the Operating Agreement, the Secondary Sublease or the Base Lease, as the case may be, Sub-Lessor shall have the right to terminate this Amended Sublease by delivering written notice of 21 termination to Sub-Lessee. "Base Lease" refers to that certain Industrial Park Lease Agreement dated the 7th day of August, 1990, between Sub-Lessee and Sub-Lessor and the Addendum thereto dated the 26th day of November, 1990.

        The undersigned Sub-Lessor and Sub-Lessee execute this Amended Sublease Agreement as of the 1st day of July, 1996, at __________, ____________ County, Texas.

                                            Sub-Lessor:

                                            -----------------------------------
                                            ED DAVENPORT

                                            Sub-Lessee:

                                            THE CITY OF BIG SPRING, TEXAS,

                                            BY:________________________________
                                               Tim Blackshear, Mayor

ATTEST:

- -------------------------------
Tom Ferguson, City Secretary

THE STATE OF TEXAS    ss.
COUNTY OF ___________ ss.
        This instrument was acknowledged before me on the ______ day of _______________________, 1996, by ED DAVENPORT.

                                            -----------------------------------
                          Notary Public, State of Texas

THE STATE OF TEXAS    ss.


COUNTY OF ________    ss.
        This instrument was acknowledged before me on the ______ day of _______________________, 1996, by TIM BLACKSHEAR as Mayor of the CITY OF BIG SPRING, TEXAS.

                                            -----------------------------------
                                            Notary Public, State of Texas

                                   EXHIBIT "A"

               Attached to Amended Sublease Agreement between Ed
               Davenport, Sub-Lessor, and The City of Big Spring, Texas, Sub-Lessee

[Legal Description]

                       ASSIGNMENT AND ASSUMPTION OF LEASES

               THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made this 1st day of July, 1996, from ED DAVENPORT ("Assignor") to CORNELL CORRECTIONS OF TEXAS, INC., a Delaware corporation ("Assignee"), as follows:

                                           RECITALS

        A. Assignor is a party to those certain real estate leases (collectively, the "Leases") between Assignor and The City of Big Spring (the "City") listed below:

                (1) Lease Agreement by and between the City, as Lessor, and Assignor, as Lessee, dated July 1, 1996

                (2) Industrial Park Lease Agreement by and between the City, as Lessor, and Assignor, as Lessee, dated August 7, 1990, as amended by Addendum, dated November 26, 1990

                (3) Amended Sublease Agreement by and between Assignor, as Sub-Lessor, and the City, as Sub-Lessee, dated July 1, 1996

                (4) Secondary Sublease Agreement by and between the City, as Secondary Sub-Lessor, and Assignor, as Secondary Sub-Lessee, dated July 1, 1996

                (5) Lease by and between the City, as Lessor, and Assignor, as Lessee, dated February 18, 1994, as amended by Lease Amendment, dated as of October 1, 1994

                (6) Amended Sublease Agreement by and between Assignor, as Sub-Lessor, and the City, as Sub-Lessee, dated July 1, 1996

                (7) Secondary Sublease Agreement by and between the City, as Secondary Sub-Lessor, and Assignor, as Secondary Sub-Lessee, dated July 1, 1996

        B. Assignor desires to assign all of its right, title and interest in each of the Leases to Assignee.

        C. Assignee desires to assume the Assignor's obligations under each of the Leases.

                                    AGREEMENT

               Now, therefore, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed, effective as of the date hereof, Assignor hereby assigns to Assignee all right, title and interest Assignor may have in and to the Leases. From and after the date hereof, Assignee hereby agrees to be bound by all the terms and provisions of the Leases and hereby assumes and agrees to pay and perform all obligations of Assignor under the Leases. Assignee agrees to indemnify, defend and save harmless Assignor from any and all claims and losses accruing from and after the date hereof with respect to the Leases.

               IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Leases as of the date set forth above.

                                           ASSIGNOR:

                                                   ED DAVENPORT

                                               /s/ ED DAVENPORT
                                               --------------------

                                            ASSIGNEE:

                                            CORNELL CORRECTIONS OF TEXAS, INC.

                                            By /s/ DAVID M. CORNELL
                                               --------------------
                                                   David M. Cornell,
                                                   President

                                     JOINDER

               The City of Big Spring (the "City") hereby executes this joinder to acknowledge the City's release of Assignor from any and all liability pursuant to the Leases.

               Dated as of July 9, 1996.


                                            THE CITY OF BIG SPRING

                                            By   /s/ TIM BLACKSHEAR
                                                 --------------------
                                                     Tim Blackshear, Mayor
                                                     City of Big Spring, Texas

Attest:

/s/ TOM FURGUSON
- ----------------------------
Tom Ferguson, City Secretary